SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: April 1, 2003



                               F.N.B. CORPORATION
             (Exact name of registrant as specified in its charter)


    Florida                          0-8144                 25-1255406
(State of Incorporation)           (Commission             (IRS Employer
                                    File Number)            Identification No.)





2150 Goodlette Road North, Naples, Florida      34102
(Address of principal executive offices)       (Zip code)


                                  (239) 262-7600
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.        OTHER EVENTS


   On March 31, 2003, F.N.B. Corporation announced that it had completed the acquisition of Charter Banking Corp., the holding company for Southern Exchange Bank based in Tampa, Florida.

   The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.




ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated March 31, 2003 announcing the completion of the acquisition of Charter Banking Corporation, the holding company for Southern Exchange Bank based in Tampa, Florida.



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

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             F.N.B. CORPORATION
                                             (Registrant)



                                             By:    /s/Thomas E. Fahey
                                                    -----------------------
                                             Name:  Thomas E. Fahey
                                             Title: Executive Vice President,
                                                    Chief Financial Officer
                                                   (Principal Financial Officer)


Dated: April 1, 2003


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